Exhibit 10.5

[FORM OF SERIES 202●-● CO-OWNERSHIP ASSIGNMENT AGREEMENT]

ROYAL BANK OF CANADA
as Seller and initial Servicer

- and -

BNY TRUST COMPANY OF CANADA
as agent, nominee and bare trustee for and on behalf
of the Seller, the Co-Owners and the other Persons
who from time to time are party to a Series Purchase Agreement

- and -

GOLDEN CREDIT CARD LIMITED PARTNERSHIP
as Depositor, by its Managing General Partner
GOLDEN CREDIT CARD GP INC.

- and -

GOLDEN CREDIT CARD TRUST
as the Series Co-Owner, by its trustee
COMPUTERSHARE TRUST COMPANY OF CANADA

SERIES 202●-● CO-OWNERSHIP ASSIGNMENT AGREEMENT

Relating to the Series 20●-● Ownership Interest

Dated as of ● ●, 202●

McCarthy Tétrault LLP

TABLE OF CONTENTS

ARTICLE One DEFINITIONS AND INTERPRETATIONS	2

1.01 Definitions	2
1.02 Headings	4
1.03 Schedules	5
1.04 References to Certain Terms in the Pooling and Servicing Agreement	5
1.05 English Language	5
1.06 Conflict Between Series 202●-● Co-Ownership Assignment Agreement and Series 202●-● Purchase Agreement or Pooling and Servicing Agreement	5
1.07 Discontinuance and Changes in Designation of Ratings	5
1.08 Currency and Canadian Dollar Equivalent	6
1.09 References to Acts of the Co-Owner	6

ARTICLE Two TRANSFER OF THE SERIES 202●-● OWNERSHIP INTEREST	6

2.01 Transfer of the Series 202●-● Ownership Interest	6
2.02 Covenants, Representations and Warranties of the Seller	8
2.03 Covenants, Representations and Warranties of the Co-Owner	8
2.04 Replacement of Swap Collateral Account	8

ARTICLE Three ASSIGNMENT OF series 202●-● co-ownership AGREEMENTs	9

3.01 Assignment of Series 202●-● Co-Ownership Agreements	9
3.02 Assumption by Co-Owner	9
3.03 Depositor Acknowledgement	9
3.04 Co-Owner Acknowledgement	9

ARTICLE Four ACKNOWLEDGEMENT OF APPOINTMENT OF SERVICER AND CUSTODIAN	10

4.01 Appointment of Servicer	10
4.02 Appointment of Custodian	10

ARTICLE Five DISTRIBUTION ACCOUNT AND RESERVE ACCOUNT	10

5.01 The Distribution Account and Reserve Account	10

ARTICLE Six GENERAL	11

6.01 No Discretion of Custodian	11
6.02 Governing Law	11
6.03 Notices	12
6.04 Ratification of the Pooling and Servicing Agreement	12
6.05 Counterparts	12
6.06 Permitted Assignment by Depositor and Co-Owner	12
6.07 Third Party Beneficiary	12
6.08 Limitation of Liability of Issuer Trustee and Custodian	13
6.09 Administration Agreement	13
6.10 Right to Disclose	14
6.11 Further Assurances	14
6.12 No Petition	14

CO-OWNERSHIP ASSIGNMENT AGREEMENT

THIS SERIES 202●-● CO-OWNERSHIP ASSIGNMENT AGREEMENT dated as of ● ●, 202●,

B E T W E E N:

ROYAL BANK OF CANADA, a Canadian chartered bank, as Seller and initial Servicer

- and -

BNY TRUST COMPANY OF CANADA, a trust company governed by the laws of Canada, as agent, nominee and bare trustee for and on behalf of the Seller, the Co-Owners and other Persons who from time to time are party to a Series Purchase Agreement

- and -

GOLDEN CREDIT CARD LIMITED PARTNERSHIP, an Ontario limited partnership, by its Managing General Partner GOLDEN CREDIT CARD GP INC., a corporation incorporated under the laws of Ontario, as Depositor

- and -

GOLDEN CREDIT CARD TRUST, a trust governed by the laws of Ontario, by its trustee COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company governed by the laws of Canada, as the Co-Owner

WHEREAS the Seller provided for the creation and Transfer of the Series 202●-● Ownership Interest to the Depositor and the Depositor purchased from the Seller the Series 202●-● Ownership Interest, all on a fully-serviced basis;

AND WHEREAS the terms and attributes of the Series 202●-● Ownership Interest are set out in the Series 202●-● Purchase Agreement and the Series 202●-● Distribution Notice (collectively, the “Series 202●-● Co-Ownership Agreements”);

AND WHEREAS RBC acts as the initial Servicer with respect to the Series 202●-● Ownership Interest;

AND WHEREAS the Depositor wishes to Transfer to the Co-Owner and the Co-Owner wishes to purchase from the Depositor all of the Depositor’s right title and interest in, to and under the Series 202●-● Ownership Interest and, in connection therewith, the Depositor wishes to Transfer to the Co-Owner and the Co-Owner wishes to accept the Transfer from the Depositor all of the Depositor’s right title and interest in, to and under the Series 202●-● Ownership Agreements;

AND WHEREAS all other things necessary have been done and performed to provide the Co-Owner with all of the entitlements, property and rights contemplated herein and in the Pooling and Servicing Agreement and the Series 202●-● Co-Ownership Agreements in respect of the Series 202●-● Ownership Interest;

NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Series 202●-● Co-Ownership Assignment Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), this Series 202●-● Co-Ownership Assignment Agreement witnesses and it is hereby agreed by the parties hereto as follows:

ARTICLE One
DEFINITIONS AND INTERPRETATIONS

1.01	Definitions

Except as otherwise expressly specified in this Series 202●-● Co-Ownership Assignment Agreement, all terms used in this Series 202●-● Co-Ownership Assignment Agreement that are defined in the Pooling and Servicing Agreement or the Series 202●-● Purchase Agreement, either directly or by reference therein, have the meanings ascribed to them in the Pooling and Servicing Agreement or the Series 202●-● Purchase Agreement, as applicable. In addition, the following terms have the respective meanings set forth below for all purposes of this Series 202●-● Co-Ownership Assignment Agreement:

“Administration Agreement” means the administration agreement dated as of March 31, 1999 between RBC, as Administrative Agent, and the Issuer Trustee, as it may be amended, supplemented, modified, restated or replaced from time to time;

“Administrative Agent” means RBC in its capacity as administrator under the Administration Agreement, or any successor Administrative Agent appointed pursuant to the Administration Agreement;

“Co-Owner” means Golden Credit Card Trust as owner of the Series 202●-● Ownership Interest, and any reference herein to the Co-Owner shall include the Issuer Trustee, as trustee of Golden Credit Card Trust, and the Administrative Agent acting in its capacity as administrative agent of Golden Credit Card Trust, in each case without individual liability, and shall include any successor in interest to the Co-Owner to the extent permitted hereunder and under the Pooling and Servicing Agreement;

“Declaration of Trust” means that declaration of trust dated as of March 31, 1999 providing for the establishment by The Canada Trust Company (as predecessor to the Issuer Trustee), a trust company incorporated under the laws of Canada, of Golden Credit Card Trust as a trust under the laws of the Province of Ontario, as supplemented by a supplemental declaration of trust made as of April 22, 2008 among the Administrative Agent, The Canada Trust Company and the Issuer Trustee and a second supplemental declaration of trust made as of September 29, 2011 by the Issuer Trustee and as it may be further amended, supplemented, modified or restated from time to time in accordance with the terms thereof;

“Distribution Notice” means the distribution notice dated ● ●, 202● delivered by the Depositor to the Servicer for and in respect of the Series 202●-● Ownership Interest;

“Indenture Trustee” means CIBC Mellon Trust Company, a trust company incorporated under the laws of Canada, in its capacity as indenture trustee under the Trust Indenture and in its individual capacity to the extent therein provided, or its successor in interest, or any successor Indenture Trustee appointed pursuant to the Trust Indenture;

“Issuer Trustee” means Computershare Trust Company of Canada, in its capacity as trustee of the Co-Owner pursuant to the Declaration of Trust, and its successors in interest, or any successor Issuer Trustee appointed pursuant to, and in accordance with, the Declaration of Trust;

“Pooling and Servicing Agreement” means the second amended and restated pooling and servicing agreement dated as of October 30, 2009 between RBC, as Seller and initial Servicer and BNY Trust Company of Canada, as Custodian as the same may be amended, modified, supplemented or restated from time to time;

“RBC” means Royal Bank of Canada, a Canadian chartered bank;

“Rating Agency” means [DBRS][, Fitch] and [Moody’s] or any other credit rating agency selected from time to time by the Administrative Agent to provide a rating, and which does provide a rating, for the Series 202●-● Notes;

“Related Securities” means, with respect to the Series 202●-● Ownership Interest, the Series 202●-● Notes and for greater certainty for the purpose of determining whether a Rating Agency Condition has been satisfied under the Pooling and Servicing Agreement in respect of the Series 202●-● Ownership Interest, the definition of Related Securities in this Series 202●-● Co-Ownership Assignment Agreement shall be used;

“Series 202●-● Co-Ownership Assignment Agreement” means this agreement, as the same may be amended, modified, supplemented or restated from time to time;

“Series 202●-● Notes” means [collectively,] [(i)] the [●%] credit card receivables-backed [floating rate] Class A notes, Series 202●-● (the “Class A Notes”)[, (ii) the [●%] credit card receivables-backed [floating rate] Class B notes, Series 202●-● (the “Class B Notes”),] [and] [(iii) the ●% credit card receivables-backed Class C notes, Series 202●-● (the “Class C Notes”),] issued by the Co-Owner on the date hereof pursuant to the Trust Indenture and the Series Supplement;

“Series 202●-● Ownership Interest” means the undivided co-ownership interest in the Account Assets and the undivided co-ownership interest with the Seller in the Reserve Account with the terms and attributes determined hereunder and under the Pooling and Servicing Agreement from time to time;

“Series 202●-● Purchase Agreement” means the Series 202●-● Purchaser Agreement relating to the Series 202●-● Ownership Interest dated as of the date hereof between the Depositor, RBC (as Seller and initial Servicer), and the Custodian, as the same may be amended, modified, supplemented or restated from time to time;

“Series Supplement” means the supplemental indenture to the Trust Indenture dated as of the date hereof under which the Series 202●-● Notes are created and issued by the Co-Owner;

“Swap Agreement” means the ISDA Master Agreement dated as of the date hereof, as between the Trust and the Swap Counterparty, as amended, supplemented, modified, restated or replaced from time to time, including the Schedule and Credit Support Annex thereto and together with the related Confirmations (as defined therein) each also dated the date hereof, in relation to the cross currency interest rate swap entered into in connection with the Class A Notes[, the Class B Notes] [and] [the Class C Notes];

“Swap Collateral Account” means the segregated U.S. Dollar Eligible Deposit Account established in the name of the Co-Owner, and any replacement thereof established pursuant to Section 2.04;

“Swap Counterparty” means [Royal Bank of Canada] and its successors and assigns;

“the Trust” means Golden Credit Card Trust;

“this Series 202●-● Co-Ownership Assignment Agreement”, “herein”, “hereby”, “hereunder” and similar expressions means and refer to this Series 202●-● Co-Ownership Assignment Agreement as originally executed, and as from time to time supplemented, amended, modified or restated and shall include any schedules and the forms of any deed or instrument supplemental or ancillary hereto, taken together, and not to any specific provision of this Series 202●-● Co-Ownership Assignment Agreement or any such deed or instrument; and

“Trust Indenture” means the trust indenture between the Co-Owner and the Indenture Trustee dated as of July 9, 1999, as supplemented by a supplemental trust indenture made as of April 22, 2008 among the Indenture Trustee, The Canada Trust Company and the Issuer Trustee and a second supplemental trust indenture made as of January 26, 2017 between the Indenture Trustee and the Co-Owner and as the same may be further amended, modified or supplemented from time to time, and in respect of the Series 202●-● Notes as supplemented by the Series Supplement relating thereto.

1.02	Headings

The division of this Series 202●-● Co-Ownership Assignment Agreement into Articles, Sections and Schedules, the insertion of headings, and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Series 202●-● Co-Ownership Assignment Agreement. Unless the context otherwise requires, references herein to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules, respectively, of this Series 202●-● Co-Ownership Assignment Agreement.

1.03	Schedules

The following Schedules referred to herein and annexed hereto are incorporated herein by reference and are deemed to be a part hereof:

Schedule A	-	[Identification of the Distribution Account and the Reserve Account for the Series 202●-● Ownership Interest]

1.04	References to Certain Terms in the Pooling and Servicing Agreement

The Series 202●-● Purchase Agreement, as modified by this Series 202●-● Co-Ownership Assignment is the “Series Purchase Agreement” referred to in the Pooling and Servicing Agreement that relates to the Series 202●-● Ownership Interest.

1.05	English Language

All parties hereto acknowledge that this Series 202●-● Co-Ownership Assignment Agreement and each document related hereto (whether or not any of such documents is also drawn up in French) has been drawn up in English at the express will of the parties. Les parties à la présente convention conviennent que la présente convention ainsi que tout document qui s'y rattache (incluant tout document rédigé en français et en anglais) soient rédigés en langue anglaise à la volonté expresse des parties.

1.06	Conflict Between Series 202●-● Co-Ownership Assignment Agreement and Series 202●-● Purchase Agreement or Pooling and Servicing Agreement

In the event that any term or provision contained herein shall conflict or be inconsistent with any term or provision of the Pooling and Servicing Agreement or the Series 202●-● Purchase Agreement, the terms and provisions of this Series 202●-● Co-Ownership Assignment Agreement shall govern; provided, however, that the terms of this Series 202●-● Co-Ownership Assignment Agreement may modify or amend the terms of the Pooling and Servicing Agreement solely as applied to the Series 202●-● Ownership Interest.

1.07	Discontinuance and Changes in Designation of Ratings

In applying any definition or other term or provision hereof or of the Pooling and Servicing Agreement which contemplates a specific rating of a Rating Agency at a time,

(a)	each Rating Agency specified will include any successor thereof at the time (whether as a result of a change in name, an amalgamation, merger or other reorganization, or otherwise),

(b)	if a specified Rating Agency and any successor ceases to exist or such Rating Agency ceases to provide ratings in respect of a class of securities of which the Series 202●-● Notes would form a part of the reference to such Rating Agency and its ratings shall not be applicable,

(c)	if a specified Rating Agency changes the designation of its debt rating categories, the debt rating categories specified will refer to each debt rating category of the Rating Agency at the time which can reasonably be determined to be equivalent to the specified rating categories of the Rating Agency, and

(d)	if another credit rating agency is selected by the Administrative Agent, the reference to a debt rating category shall, in respect of such additional credit rating agency, be deemed to include a reference to the equivalent rating category of such additional credit rating agency.

1.08	Currency and Canadian Dollar Equivalent

(a)	Unless otherwise specified, all amounts expressed herein in terms of money refer to Canadian Dollars.

(b)	Unless otherwise specified herein, any reference to the principal amount of a Class of Notes, including in respect of such debt as indebtedness of the Co-Owner as owner of the Series 20●-● Ownership Interest, shall be to the Canadian Dollar Equivalent of the principal amount in U.S. Dollars of the Class of Notes.

1.09	References to Acts of the Co-Owner

For greater certainty, where any reference is made in the Series 202●-● Purchase Agreement or this Series 202●-● Co-Ownership Assignment Agreement, or in any other instrument executed pursuant hereto or contemplated hereby to which the Co-Owner or the Issuer Trustee, as trustee of the Co-Owner, is party, to an act to be performed by, an appointment to be made by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, or a suit or proceeding to be taken by or against, (i) the Co-Owner or (ii) the Issuer Trustee, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by, an appointment to be made by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, or a proceeding to be taken by or against, the Issuer Trustee as trustee for the Co-Owner.

ARTICLE Two
TRANSFER OF THE SERIES 202●-● OWNERSHIP INTEREST

2.01	Transfer of the Series 202●-● Ownership Interest

(a)	The Depositor hereby Transfers the Series 202●-● Ownership Interest to the Co-Owner effective as of the date hereof, which Ownership Interest shall constitute an undivided co-ownership interest in the Account Assets and an undivided co-ownership interest with the Seller in the Reserve Account having the rights, entitlements and obligations provided for under the Pooling and Servicing Agreement and under the Series 202●-● Co-Ownership Agreement, and the Co-Owner hereby purchases from the Depositor all of the Depositor’s right, title and interest in, to and under the Series 202●-● Ownership Interest effective as of the date hereof.

(b)	The Seller and the Depositor each confirms that the Transfer made pursuant to Section 2.01(a) does not constitute, and is not intended to result in:

(i)	the creation of, or an assumption by the Custodian or the Co-Owner of any obligation of the Seller, the Servicer, the Depositor or any other Person in connection with the Receivables, the Accounts or the Custodial Property or under any agreement or instrument relating thereto, including any obligation to any Obligors, merchant banks, merchant clearance systems, a Specified Account Designation Entity or insurers;

(ii)	any obligation of the Seller, the Depositor or any other Person to repay indebtedness; or

(iii)	the formation of any trust or any joint venture or partnership between the Seller or the Depositor and any other Person.

(c)	The Depositor and the Co-Owner acknowledge and agree that the payment of $● in Canadian Dollars (representing the Invested Amount of the Series 202●-● Ownership Interest on the date hereof) by the Co-Owner to the Depositor pursuant to this Series 202●-● Co-Ownership Assignment Agreement in respect of the purchase by the Co-Owner of the Series 202●-● Ownership Interest and the execution and delivery of this Series 202●-● Co-Ownership Assignment Agreement constitutes full consideration for the Transfer of the Series 202●-● Ownership Interest.

(d)	In connection with the Transfer of the Series 202●-● Ownership Interest, the Depositor agrees to record and file assignments, financing statements or continuation statements (and financing change statements or other documents when applicable), in a form acceptable to the Co-Owner, with respect to the Transfer of the Series 202●-● Ownership Interest in such manner and in such jurisdictions as are necessary to protect, perfect and maintain the protection and perfection of the Transfer of the Series 202●-● Ownership Interest to the Co-Owner, and to deliver a file-stamped or duplicate copy of each such assignment, financing statement or continuation statement or other evidence of such filing to the Co-Owner.

(e)	The Depositor and the Co-Owner intend and agree that the transfer of the Series 202●-● Ownership Interest by the Depositor to the Co-Owner pursuant to the terms hereof, the Series 202●-● Co-Ownership Agreement, the Pooling and Servicing Agreement and the documents entered into pursuant hereto and thereto shall constitute an absolute and unconditional sale, assignment, conveyance and transfer of such co-ownership interest, and the Depositor and the Co-Owner agree that they shall only receive the full benefits of such transfer if it is treated as an absolute and unconditional sale of the Series 202●-● Ownership Interest.

2.02	Covenants, Representations and Warranties of the Seller

(a)	The Seller hereby gives and makes on and as of the date hereof, to and for the benefit of the Co-Owner, those covenants, representations and warranties set forth in Sections 2.03 and 2.04 of the Pooling and Servicing Agreement contemplated to be given or made on the Closing Date and all covenants, representations and warranties set forth in Section 2.04 of the Series 202●-● Purchase Agreement, to the same effect as if such covenants, representations and warranties were set forth herein in full.

2.03	Covenants, Representations and Warranties of the Co-Owner

(a)	The Co-Owner covenants, represents and warrants that:

(i)	it has been duly established pursuant to the Declaration of Trust, which is governed by the laws of the Province of Ontario; and

(ii)	the Issuer Trustee has been duly appointed as trustee under the Declaration of Trust with all requisite power and authority to enter into this Series 202●-● Co-Ownership Assignment Agreement.

(b)	The Co-Owner will (a) notify the Seller and the Servicer, as soon as practicable and in any event within five Business Days, of all demands or requests communicated (in writing or orally) to it for the repurchase of any Account Asset pursuant to Section 2.05 of the Pooling and Servicing Agreement, (b) promptly upon request by the Seller or the Servicer, provide to them any other information reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the U.S. Securities Exchange Act of 1934, as amended, and (c) if requested by the Seller or the Servicer, provide a written certification no later than 15 days following any calendar quarter or calendar year that it has not received any such repurchase demands for such period, or if any such repurchase demands have been received during such period, that it has provided all the information reasonably requested under clause (b) above. In no event will the Co-Owner have any responsibility or liability in connection with any filing required to be made by a securitizer under the U.S. Securities Exchange Act of 1934, as amended.

2.04	Replacement of Swap Collateral Account

If, at any time, any Swap Collateral Account ceases to be an Eligible Deposit Account the Servicer shall (a) within 30 days thereof, establish or cause to be established, a substitute Eligible Deposit Account for such Swap Collateral Account, (b) instruct the Person in whose name the Swap Collateral Account is established to transfer all funds and investments then deposited in or invested from the Swap Collateral Account to such substitute the Swap Collateral Account and (c) notify the Swap Counterparty of the account number of such substitute the Swap Collateral Account, the account designation of such the Swap Collateral Account and the name and address of the institution at which the Swap Collateral Account has been established. If a substitute the Swap Collateral Account is established, the Series Supplement shall be deemed to be amended to include the relevant information for such substitute the Swap Collateral Account.

ARTICLE Three
ASSIGNMENT OF series 202●-● co-ownership AGREEMENTs

3.01	Assignment of Series 202●-● Co-Ownership Agreements

Effective as of the date hereof, the Depositor hereby transfers, conveys and assigns to the Co-Owner, and the Co-Owner hereby accepts the transfer, conveyance and assignment to it, of all of the Depositor’s right, title and interest in, to and under the Series 202●-● Co-Ownership Agreements including, without limitation, all rights specifically granted under the Series 202●-● Co-Ownership Agreements or otherwise arising at law with respect to breach of representation and warranty, breach of covenant or other breach of contract by the counterparties thereto, and all rights of indemnity granted by the counterparties thereto.

3.02	Assumption by Co-Owner

From and after the date hereof, the Co-Owner hereby agrees to be bound by the provisions of the Series 202●-● Co-Ownership Agreements in all respects and in the place and stead of the Depositor and assumes all of the Depositor’s representations, obligations and liabilities in, to and under the Series 202●-● Co-Ownership Agreements and covenants and agrees with the Depositor, the Seller, the Servicer and the Custodian to fully and faithfully observe and perform each of the representations, covenants and conditions set forth therein to be observed or performed by the Depositor without alteration or modification.

3.03	Depositor Acknowledgement

From and after the date hereof, the Depositor acknowledges and agrees that it will have no interest whatsoever in, to and under the Series 202●-● Co-Ownership Agreements, including, but not limited to, in respect of the Series 202●-● Ownership Interest purchased thereunder, and will hold any Collections (as defined in the Pooling and Servicing Agreement) it receives thereunder in trust for the account of the Co-Owner. Notwithstanding the foregoing, (i) the Seller acknowledges and agrees that the provisions of Section 7.03 of the Pooling and Servicing Agreement shall continue in full force and effect for the benefit of the Depositor and (ii) the Servicer acknowledges and agrees that the provisions of Section 6.01(d) of the Pooling and Servicing Agreement shall continue in full force and effect for the benefit of the Depositor, in each case after the date of this Agreement for a period of two years following the date hereof.

3.04	Co-Owner Acknowledgement

The Co-Owner hereby confirms that it has received a copy of the Series 202●-● Co-Ownership Agreement and other documents and information requested by it, and that it has, independently and without reliance upon the Depositor, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Series 202●-● Co-Ownership Assignment Agreement.

ARTICLE Four
ACKNOWLEDGEMENT OF APPOINTMENT OF SERVICER AND CUSTODIAN

4.01	Appointment of Servicer

Pursuant to its agreement to Transfer the Series 202●-● Ownership Interest to the Depositor on a fully-serviced basis pursuant to the Series 202●-● Co-Ownership Agreement, RBC was appointed as Servicer in respect of the Series 202●-● Ownership Interest and RBC hereby agrees to continue to act in such capacity and to carry out the obligations of the Servicer under and in accordance with the terms of the Pooling and Servicing Agreement, as supplemented by the Series 202●-● Purchase Agreement and this Series 202●-● Co-Ownership Assignment Agreement, and accordingly, no separate fees shall be payable by the Co-Owner to RBC in its capacity as Servicer.

4.02	Appointment of Custodian

(a)	The Co-Owner hereby confirms the appointment of BNY Trust Company of Canada as Custodian in respect of the Series 202●-● Ownership Interest and the Custodian agrees to continue to so act.

(b)	Subject to the terms and conditions of the Pooling and Servicing Agreement, the Series 202●-● Purchase Agreement and this Series 202●-● Co-Ownership Assignment, (a) the Co-Owner confirms the delivery to and deposit with, and hereby transfers, assigns, conveys and delivers to and deposits with, the Custodian, as agent, nominee and bare trustee for and on behalf of the Co-Owner, all of the Co-Owner's present and future right, title and interest in, to and under the Custodial Property, and irrevocably appoints, empowers and instructs the Custodian to act in accordance with the provisions of Sections 1.11 and 9.01 of the Pooling and Servicing Agreement and (b) the Seller and the Custodian agree that the Custodian shall continue to hold all of the Seller's present and future right, title and interest in, to and under the Reserve Account and the proceeds thereof as agent, nominee and bare trustee for and on behalf of the Seller as its interests and entitlements are set out herein and in the Pooling and Servicing Agreement, and the Custodian agrees to so act.

ARTICLE Five
DISTRIBUTION ACCOUNT AND RESERVE ACCOUNT

5.01	The Distribution Account and Reserve Account

(a)	The Servicer confirms that it has established the Distribution Account and the Reserve Account and that the Distribution Account is established on behalf of and in the name of the Co-Owner and that the Reserve Account is established on behalf of the Co-Owner and the Seller and in the name of the Custodian.

(b)	The Seller, the Servicer and the Custodian hereby acknowledge and agree in favour of the Co-Owner and the Indenture Trustee that the Indenture Trustee may exercise all rights and discretion of the Co-Owner in respect of the Distribution Account in the circumstances, and subject to the conditions, set forth in the Trust Indenture, including to:

(i)	direct the Custodian to establish a substitute Distribution Account;

(ii)	possess all title documents to and other evidence of ownership of all funds from time to time on deposit in, and all Eligible Investments credited to, the Distribution Account and all proceeds thereof;

(iii)	exercise any signing authority in respect of the Distribution Account; and

(iv)	terminate the authority of the Co-Owner to operate the Distribution Account and to provide the Indenture Trustee with sole control over the Distribution Account and the sole right to exercise all rights in connection therewith, and for the purposes of Section 5.04 of the Pooling and Servicing Agreement, the Indenture Trustee shall, to the extent permitted or required by the Trust Indenture, be deemed to be the Person in whose name the Distribution Account is established for such purposes.

(c)	Notwithstanding Section 5.04 of the Pooling and Servicing Agreement, the Indenture Trustee shall not be required to execute this Series 202●-● Co-Ownership Assignment Agreement.

ARTICLE Six
GENERAL

6.01	No Discretion of Custodian

Except when the Custodian is specifically directed under the Pooling and Servicing Agreement, the Series 202●-● Purchase Agreement or this Series 202●-● Co-Ownership Assignment Agreement, if the Pooling and Servicing Agreement, Series 202●-● Purchase Agreement or this Series 202●-● Co-Ownership Assignment Agreement contemplates that an action will be made or taken by the Custodian, for or on behalf of the Co-Owner, such action or decision shall only be taken upon a Co-Owner Direction of the Co-Owner.

6.02	Governing Law

This Series 202●-● Co-Ownership Assignment Agreement shall be construed in accordance with and shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein, and each of the parties hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

6.03	Notices

For the purpose of Section 10.03 of the Series 202●-● Purchase Agreement, the address and facsimile number for the Co-Owner shall be as follows: [Computershare Trust Company of Canada, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, Attention: Manager, Corporate Trust, facsimile no. (416) 981-9777]. The address and facsimile number for the Custodian shall be as follows: [BNY Trust Company of Canada, 1 York Street, 6th Floor, Toronto, Ontario M5J 0B6, facsimile no. (416) 360-1711].

6.04	Ratification of the Pooling and Servicing Agreement

As supplemented by this Series 202●-● Co-Ownership Assignment Agreement and the Series 202●-● Purchase Agreement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series 202●-● Co-Ownership Assignment Agreement and the Series 202●-● Purchase Agreement shall be read, taken and construed as one and the same instrument.

6.05	Counterparts

This Series 202●-● Co-Ownership Assignment Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of ●, 2023. This Series 202●-● Co-Ownership Assignment Agreement may be executed by way of electronic signature (including through an information system) and any such execution of this Series 202●-● Co-Ownership Assignment Agreement shall be of the same legal effect, validity or enforceability as a manually executed signature.

6.06	Permitted Assignment by Depositor and Co-Owner

For the purpose of Section 10.05 of the Pooling and Servicing Agreement, the Seller and the Servicer each consent to the Transfer and assignment by the Depositor of the Series 202●-● Co-Ownership Agreement and the rights, benefits and the Series 202●-● Ownership Interest acquired thereunder. For the purpose of Section 10.05 of the Pooling and Servicing Agreement, the assignment by way of security by the Co-Owner in favour of the Indenture Trustee of all of the Co-Owner’s rights, benefits and the Series 202●-● Ownership Interest and the further assignment, if any, by the Indenture Trustee of the Series 202●-● Ownership Interest pursuant to the enforcement and realization provisions of the Trust Indenture are permitted assignments under the Pooling and Servicing Agreement and, for greater certainty, the Indenture Trustee and any subsequent assignee of the Indenture Trustee is a permitted assignee thereunder.

6.07	Third Party Beneficiary

Any acknowledgments and agreements set forth in this Series 202●-● Co-Ownership Assignment Agreement of the Seller, the Servicer, the Depositor and the Custodian in favour of the Indenture Trustee are held by the Co-Owner in trust for the Indenture Trustee and all other Specified Creditors (as defined in the Trust Indenture).

6.08	Limitation of Liability of Issuer Trustee and Custodian

(a)	Computershare Trust Company of Canada has entered into this Series 202●-● Co-Ownership Assignment Agreement in its capacity as trustee of the Co-Owner. Any obligations of Computershare Trust Company of Canada hereunder are limited solely to the property and assets of the Co-Owner. No property or assets of Computershare Trust Company of Canada, whether beneficially owned by it in its individual capacity or otherwise, will be subject to levy, execution or other enforcement procedure with regard to any of its obligations hereunder. No recourse may be had or taken, directly or indirectly, against Computershare Trust Company of Canada, in its individual capacity, or any incorporator, shareholder, officer, director, employee or agent of Computershare Trust Company of Canada or of any predecessor or successor of Computershare Trust Company of Canada or its respective property and assets with regard to any of its obligations hereunder. Any reference in this Section 6.08(a) to “Computershare Trust Company of Canada” means “Computershare Trust Company of Canada and its successors and permitted assigns”.

(b)	BNY Trust Company of Canada has entered into this Series 202●-● Co-Ownership Assignment Agreement in its capacity as Custodian. No property or assets of BNY Trust Company of Canada, whether beneficially owned by it in its individual capacity or otherwise, will be subject to levy, execution or other enforcement procedure with regard to any of its obligations hereunder. No recourse may be had or taken, directly or indirectly, against BNY Trust Company of Canada, in its individual capacity, or any incorporator, shareholder, officer, director, employee or agent of BNY Trust Company of Canada or of any predecessor or successor of BNY Trust Company of Canada or its respective property and assets with regard to any of its obligations hereunder. Any reference in this Section 6.08(b) to “BNY Trust Company of Canada” means “BNY Trust Company of Canada and its successors and permitted assigns”.

6.09	Administration Agreement

The Custodian, the Depositor, the Seller and the Servicer acknowledge that the Issuer Trustee, on behalf of the Trust, is a party to the Administration Agreement which provides, among other things, for the provision of certain services and the performance by the Administrative Agent of certain obligations of the Co-Owner under this Series 202●-● Co-Ownership Assignment Agreement and the Series 202●-● Purchase Agreement. Accordingly, any obligation of the Co-Owner hereunder performed by the Administrative Agent on behalf of the Co-Owner will be deemed to have been performed by the Co-Owner. The Custodian, the Depositor, the Seller and Servicer may act and rely on any instrument or report referred to hereunder prepared by the Administrative Agent on behalf of the Co-Owner as if the instrument or report had been prepared by the Co-Owner.

6.10	Right to Disclose

The Issuer Trustee shall have the right to disclose any information disclosed or released to it if in the opinion of the Issuer Trustee, or its legal counsel, it is required to disclose under any applicable laws or court order. The Issuer Trustee shall not be responsible or liable to any party for any loss or damage arising out of or in any way sustained or incurred or in any way relating to such disclosure, except for losses or damages caused by its own negligence, fraud or wilful misconduct.

6.11	Further Assurances

Each of the Depositor, the Seller, the Servicer, the Custodian and the Co-Owner will from time to time execute and deliver all such further documents and instruments and do all such acts and things as the other parties may, either before or after the date hereof, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Series 202●-● Co-Ownership Assignment Agreement.

6.12	No Petition

Notwithstanding any prior termination of this Series 202●-● Co-Ownership Assignment Agreement, RBC, the Depositor and the Custodian hereby covenant and agree that they will not, prior to the date that is one year after the date on which all principal and all interest owing with respect to the Series 202●-● Notes has been paid in full, seek or institute, or join with any other Person in seeking or instituting, against the Co-Owner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any Canadian federal or provincial or foreign, bankruptcy, insolvency, arrangement or similar laws, now or hereafter in effect, or otherwise take any action to appoint a receiver of the Co-Owner for all or any part of the Co-Owner’s assets or order, or join with any other Person seeking an order for, the winding-up or liquidation of the affairs of the Co-Owner.

[Signature Page to Follow]

IN WITNESS WHEREOF the parties have executed this Series 202●-● Co-Ownership Assignment Agreement at the City of Toronto, in the Province of Ontario, on the ● day of ●, 202●.

ROYAL BANK OF CANADA,
as Seller and initial Servicer

By:
Name:
Title:

By:
Name:
Title:

GOLDEN CREDIT CARD LIMITED PARTNERSHIP, by its Managing General Partner GOLDEN CREDIT CARD GP INC., as Depositor

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Co-Ownership Assignment Agreement – Series 202●-●]

GOLDEN CREDIT CARD TRUST by its trustee, COMPUTERSHARE TRUST COMPANY OF CANADA as Co-Owner

By:
Name:
Title:

By:
Name:
Title:

BNY TRUST COMPANY OF CANADA,
as Custodian

By:
Name:
Title:	Authorized Signatory

[Signature Page to Co-Ownership Assignment Agreement – Series 202●-●]

SCHEDULE A

[DISTRIBUTION ACCOUNT
FOR THE SERIES 202●-● OWNERSHIP INTEREST

Name of Eligible Institution:	Royal Bank of Canada

Address of Eligible Institution:	[Main Branch Royal Bank Plaza 200 Bay Street Toronto, Ontario]

Account No.:	[●]

Transit No.:	[●]

Designation of Account:	Golden Credit Card Trust Series 202●-● Distribution Account

Signing Authorities:	Any two persons who are so authorized by an officer of Royal Bank of Canada.

[RESERVE ACCOUNT
FOR THE SERIES 202●-● OWNERSHIP INTEREST

Name of Eligible Institution:	Royal Bank of Canada

Address of Eligible Institution:	[Main Branch Royal Bank Plaza 200 Bay Street Toronto, Ontario]

Account No.:	[●]

Transit No.:	[●]

Designation of Account:	Golden Credit Card Trust Series 202●-● Reserve Account

Signing Authorities:	Per instructions from BNY Trust Company of Canada